CERTIFICATION PURSUANT TO SECTION 906 OF THE
          SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTON
                1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

In connection with the attached Report of Papp Small & Mid-Cap Growth Fund, Inc. (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations as of, and for the periods, presented in the Report.

Dated:  July 28, 2003


/s/ Rosellen C. Papp
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Rosellen C. Papp
Financial Officer

/s/ Harry A. Papp
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Harry A. Papp
President

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.